SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 21, 2001


                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


         WISCONSIN                 1-13154                      39-1431799
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)

3100 AMS BOULEVARD, GREEN BAY, WISCONSIN                                54313
         (Address of principal executive offices)                     (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)


                                 --------------

ITEM 9.  REGULATION FD DISCLOSURE

     American Medical Security Group, Inc. (the "Company") has developed an investor financial presentation that will be available on its website - AMSchoices.com. The presentation describes the Company's current businesses, strategies and financial highlights. It also includes projected changes in the mix of revenue contributions from the Company's major businesses anticipated by 2003. The content of the presentation will form the base of future presentations the Company expects to make at financial forums, including health care conferences sponsored by various financial institutions. The presentation is prepared in summary fashion and contains information that should be read in conjunction with the Company's reports filed with the Securities and Exchange Commission from time to time.

         Following is the content of the presentation.

                                    AMERICAN
                                MEDICAL SECURITY
                               RX for Good Health

                                  FEBRUARY 2001


    AMERICAN                                                CAUTIONARY STATEMENT
MEDICAL SECURITY
-----------------
Rx for Good Health

This presentation is a summary of previously disclosed historical financial data as of December 31, 2000, unless otherwise indicated, and expectations of the Company held as of February 21, 2001. The Company undertakes no obligation to update this information as a result of new information or future events. This presentation contains certain "forward-looking" statements (within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of
1995) with respect to strategic business plans, earnings and changes in business mix. Such statements are subject to inherent risks and uncertainties that may cause actual results to differ materially from those contemplated. See the last page of this presentation for risk factors that may affect actual results.

Information in this presentation related to the Company's major business products is provided in addition to previously disclosed information. In this presentation, historical and forward looking data reflecting the Company's health and life insurance segment businesses have been allocated to major business products based on the underlying customer base.
                                                                               2

     AMERICAN                                               FINANCIAL HIGHLIGHTS
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Investment Considerations

        - Growing MedOne business

        - Leader in small group market

        - Profitable dental business

        - Strong systems and back office

        - High book value
                - Book value of $15.77 per share on 12/31/2000
                - Tangible book value of $8.24 per share on 12/31/2000

        - Effective action plans in place

        - Low debt to equity ratio - 18.3%
                                                                               3

     AMERICAN                                                       AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


[Map of the United States]                          - Specializes in providing
 Current markets served:                              healthcare benefit plans
                                                      for small-employer groups,
Alabama           Arizona            Arkansas         individuals & families
Colorado          Delaware           Georgia
Illinois          Indiana            Iowa           - PPO model
Kansas            Louisiana          Michigan
Mississippi       Missouri           Nebraska       - 2000 Revenues:
Nevada            New Mexico         North Carolina        $989.9 million
North Dakota      Ohio               Oklahoma
Pennsylvania      South Carolina     South Dakota   - 516,856 medical members
Tennessee         Texas              Utah                  at 12/31/2000
Virginia          West Virginia      Wisconsin
Washington DC
                                                                               4

     AMERICAN                                                       AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Preferred Provider Organization (PPO) Model

        - Open access to health care providers

        - PPOs have gained market share over HMOs

        - Less litigation risk

        - Less potential impact from legislation

     AMERICAN                                                       AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


--Only public company exclusively focused on small-group and individual market

--Average group size is 6 employees

--Dedicated to Independent Agent

--24-hour, world-class customer service

--Efficient back office, low-cost G & A

     AMERICAN                                                       AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Ongoing Action Plans

        - Maintain prices in line with claim costs

        - Rapidly expand MedOne product sales
                - Individuals & Families

        - Focus small group sales in core markets

        - Continue efforts to reduce drug claim costs

     AMERICAN                                                       AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


--Ongoing Action Plans (continued)

        - Enhance claims cost management programs

        - Introduce Affordable Series products
                - Greater member participation in medical care costs

        - Strengthen Specialty Business
                - Dental

        - Leverage Internet in all businesses

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health

                                   BUSINESSES

     AMERICAN                                                         BUSINESSES
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Health Business
        - MedOne Component
                - MedOne Medical, and Life and STD associated with MedOne
                  members

        - Small Group Component
                - Small Group Medical, and Dental, Life and STD associated with group members

 -- Specialty Business
        - Self-Funded and Network Revenue and Dental, Life and STD not associated with group or MedOne members

 -- Corporate
        - Revenue and Expenses not associated with the other segments

     AMERICAN                                                         BUSINESSES
MEDICAL SECURITY
-----------------
Rx for Good Health


--Revenue Contributions in 2000 (% of all AMS revenues)


         [Pie Chart]                        63% Small Group
                                            25% MedOne
                                             9% Specialty
                                             3% Corporate

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                                 HEALTH BUSINESS

                             MedOne and Small Group

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                                     MedOne

                        MedOne Medical, and Life and STD
                         associated with MedOne members

     AMERICAN                                                   MedOne Component
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Product for individuals and their families
        - No employer coverage
        - Self-employed

-- Sold through Independent Agents

-- Higher profit potential than small group
        - Plan features higher deductibles, copays, etc.
        - More flexibility in underwriting and pricing
        - Better risk selection

     AMERICAN                                                   MedOne Component
MEDICAL SECURITY
-----------------
Rx for Good Health

-- 2000 Revenues

        - Up 24% from 1999

-- 2000 Membership

        - 34% of total membership vs. 23% in 1999

     AMERICAN                                                   MedOne Component
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Significantly increase revenues & profitability by:

        - Expanding number of local agents

        - Creating additional regional/national distribution relationships

        - Developing e-business efficiencies

        - Increasing number of e-agency relationships

     AMERICAN                                                   MedOne Component
MEDICAL SECURITY
-----------------
Rx for Good Health


--Revenue Contribution Growth (% of all AMS revenues)

                                     MedOne

        [Pie Chart]                                     [Pie Chart]


          25% MedOne                                      50% MedOne

          2000                                            2003 (projected)

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                                   SMALL GROUP

                  Small Group Medical, and Dental, Life and STD
                          associated with group members

     AMERICAN                                              SMALL GROUP COMPONENT
MEDICAL SECURITY
-----------------
Rx for Good Health


--Small-employer groups, ranging in size from 2 to 50 employees

--Average group size is 6 employees

-- Distribution through 17,500 Independent Agents

     AMERICAN                                              SMALL GROUP COMPONENT
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Increase Small Group profitability by:

        - Focusing on core markets

        - Enhancing underwriting

        - Developing new products
                -Higher deductibles, copays, etc.

        - Strengthening claims cost management

        - Providing agents with power of Internet
                -eAMS.com secured agent site

     AMERICAN                                              SMALL GROUP COMPONENT
MEDICAL SECURITY
-----------------
Rx for Good Health


--Revenue Contribution Change (% of all AMS revenues)

                                   Small Group


        [Pie Chart]                                     [Pie Chart]

          63% Small Group                                 41% Small Group

          2000                                            2003 (projected)

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                               SPECIALTY BUSINESS

            Self-Funded and Network Revenue, and Dental, Life and STD
                   not associated with group or MedOne members

     AMERICAN                                                 SPECIALTY BUSINESS
MEDICAL SECURITY
-----------------
Rx for Good Health


--Consists of:


        - Stand-Alone Dental Business

        - Owned Provider Networks leased to third parties

        - Self-Funded Business

     AMERICAN                                                 SPECIALTY BUSINESS
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Increase Profitability by:

        - Expanding stand-alone dental
                - Increase sales & marketing activity

        - Grow non-AMS provider network members

-- Selectively develop self-funded business

     AMERICAN                                                 SPECIALTY BUSINESS
MEDICAL SECURITY
-----------------
Rx for Good Health


--Revenue Contribution Change (% of all AMS revenues)


                                    Specialty


        [Pie Chart]                                     [Pie Chart]

          9% Specialty                                    8% Specialty

         2000                                            2003 (projected)

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                       TOTAL REVENUE CONTRIBUTION CHANGES

     AMERICAN                                                         BUSINESSES
MEDICAL SECURITY
-----------------
Rx for Good Health


--Revenue Contribution Changes (% of all AMS revenues)


        [Pie Chart]                                     [Pie Chart]


          63% Small Group                                 41% Small Group
          25% MedOne                                      50% MedOne
           9% Specialty                                    8% Specialty
           3% Corporate                                    1% Corporate


         2000                                            2003 (projected)
                                                                              27

     AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                              FINANCIAL HIGHLIGHTS

     AMERICAN                        CONDENSED CONSOLIDATED STATEMENTS OF INCOME
MEDICAL SECURITY                                                   (IN MILLIONS)
-----------------
Rx for Good Health


                                                    Three months ended     Twelve months ended
                                                     December 31,             December 31,
                                                    ------------------     ---------------------
                                                      2000      1999          2000       1999*
                                                    ------------------     ---------------------

REVENUES:
Insurance premiums                                  $ 230.7   $ 262.9       $ 951.1   $ 1,056.1
Investment and other income                             9.4       9.9          38.8        41.3
                                                    ------------------     ---------------------
        Total revenues                                240.1     272.8         989.9     1,097.4

EXPENSES:
Medical and other benefits                            174.4     205.8         724.6       841.3
SG&A and other expenses                                64.9      66.0         259.2       274.0
                                                    ------------------     ---------------------
        Total expenses                                239.3     271.8         983.8     1,115.3
                                                    ------------------     ---------------------

Pre-tax income (loss)                                   0.8       1.0           6.1      (17.9)

After-tax income (loss)                             $   0.1   $   0.5       $   2.7   $  (12.2)
                                                    ==================     =====================

EPS                                                 $  0.01   $  0.03       $  0.18   $  (0.74)


* EXCLUDES NONRECURRING CHARGE
                                                                              29

     AMERICAN                              CONDENSED CONSOLIDATED BALANCE SHEETS
MEDICAL SECURITY                                                   (IN MILLIONS)
Rx for Good Health


                                                                              December 31,
                                                                              2000       1999
                                                                            -------------------
ASSETS:

Cash and invested assets                                                    $ 285.0     $ 293.5
Goodwill and intangibles                                                      107.5       111.4
Other assets                                                                   79.4        98.2
                                                                            --------------------
        Total assets                                                        $ 471.9     $ 503.1
                                                                            ====================

LIABILITIES AND SHAREHOLDERS' EQUITY:

Medical and other benefits payable                                          $ 145.3     $ 169.1
Notes payable                                                                  41.2        42.5
Other liabilities                                                              64.2        71.2
                                                                            --------------------
        Total liabilities                                                     250.7       282.8

Shareholders' equity                                                          221.2       220.3
                                                                            --------------------

        Total liabilities and shareholders' equity                          $ 471.9     $ 503.1
                                                                            ====================

     AMERICAN                                               OTHER FINANCIAL DATA
MEDICAL SECURITY
-----------------
Rx for Good Health


                                                        AS OF
                                            -------------------------------
                                            12/31/98   12/31/99   12/31/00
                                            -------------------------------
Book Value per Share                         $15.93     $14.86     $15.77

Tangible Book Value                           $8.95      $7.69      $8.24
per Share

Debt to Equity Ratio                          20.8%      18.4%      18.3%

Risk-Based Capital                             447%       339%       389%

     AMERICAN                                               FINANCIAL HIGHLIGHTS
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Projected Earnings per Share

        - 1Q 2001                       $0.05

        - Full year 2001                $0.35 - $0.45

     AMERICAN                                               FINANCIAL HIGHLIGHTS
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Investment Considerations

        - Growing MedOne business

        - Leader in small group market

        - Profitable dental business

        - Strong systems and back office

        - High book value
                - Book value of $15.77 per share on 12/31/2000
                - Tangible book value of $8.24 per share on 12/31/2000

        - Effective action plans in place

        - Low debt to equity ratio - 18.3%

     AMERICAN                                                 CAUTIONARY FACTORS
MEDICAL SECURITY
-----------------
Rx for Good Health


Risks and uncertainties that may affect future results

- Inability to successfully implement the Company's business plan, attain new business sales goals (particularly for MedOne and dental products) and maintain acceptable profit margins
- Rising medical costs and increased utilization of medical services and prescription drugs
- Competitive practice and demand for the Company's products
- Changes in the Company's relationship with key sales agents and the ability of the Company to expand its distribution network for MedOne products
- Developments in health care reform and changes in insurance and health care regulations and other regulatory issues
- General economic conditions affecting consumer spending and the Company's investment performance
- Outcome of commercial and other litigation
- Other factors referred to in the Company's reports filed with the Securities and Exchange Commission from time to time

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  FEBRUARY 21, 2000    AMERICAN MEDICAL SECURITY GROUP, INC.




                              /S/  GARY D. GUENGERICH
                              --------------------------------------------------
                              Gary D. Guengerich
                              Executive Vice President & Chief Financial Officer